NASDAQ: CPRX Dedicated to Making a Meaningful Difference in the Lives of Patients Suffering from Rare and Difficult to Treat Diseases September 2023 Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans, and objectives, other than statements of historical fact included in our filings with the U.S. Securities and Exchange Commission (“SEC”), are forward-looking statements. The language reflected in these statements only speaks as of the date that appears on the front cover of the presentation; the words “may,” “will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC, reporting our financial position and results of operations as of and for the year ended December 31, 2022, as well as our subsequent reports filed with the SEC. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate. This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis. All forward-looking statements speak only as of the date that appears on the front cover of the presentation or the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future.

Catalyst Pharmaceuticals An Emerging Leader in Rare Diseases Nasdaq: CPRX Execution Excellence Proven track record in development and commercialization Patient Focus Dedicated to making a meaningful difference in the lives of patients suffering from rare diseases Positioned For Growth Focused on optimizing the product portfolio and investing in portfolio expansion opportunities

Catalyst Pharmaceuticals Significant Growth Potential Record total Revenues of $99.6M for Q2 2023 Record Net Income of $37.8M for Q2 2023 Proven commercial capabilities Full year 2023 total revenue guidance of  $380M - $390M Dedicated to investing in both internal and external opportunities that will pave the way for long-term growth Commercial Execution Excellence Strong Financial Results Developing a Differentiated Rare Disease Portfolio

Proprietary marketed products Substantial product portfolio synergy opportunity Proven U.S. commercial capabilities Targeted run rate for FY 2023 of between $380M - $390M Strong FIRDAPSE® Q2 23 net revenues of $64.9M Compelling FYCOMPA® Q2 23 net revenues of $34.6M Primary focus is targeting neurologists/neuromuscular specialists Growing Revenue With A Diversified Portfolio Focus on Rare Neurological and Epileptic Disorders

FIRDAPSE® – Successfully Commercialized FIRDAPSE® (amifampridine) Tablets 10mg Approved in the U.S. in Nov 2018; Launched - Q1 2019 Orphan Drug Exclusivity through 2025 Expanded pediatric indication - Sept 2022 Strong intellectual property estate enhances durability IP protection to 2037; Six patents listed in the Orange Book Only U.S. Approved Treatment for Lambert-Eaton Myasthenic Syndrome (LEMS) Clinically proven to improve muscle strength and mobility Most patients respond and remain on treatment Proprietary Product - Orally Delivered Potassium Channel Blocker

Lambert-Eaton Myasthenic Syndrome (LEMS) A Rare Neuromuscular Disease & Profound Effect on Mobility & QoL Affects Nerve-Muscle Communication May cause: Weakening of upper arms and shoulders muscles Severe, debilitating, and progressive weakness in the upper legs and hips Life-threatening weakness in respiratory muscles Most affected Sometimes affected Least affected Onset in LEMS patients - 50 to 60 years of age 50% of people with LEMS have underlying cancer Observed in 3% of small cell lung cancer patients Affects both women and men   Symptoms include aching muscles, difficulty walking, climbing stairs, or rising from a chair

FIRDAPSE - U.S. LEMS Market Opportunity Significant Unmet Need >1100 LEMS-diagnosed patients ever treated with FIRDAPSE 2 ˜800 LEMS patients diagnosed but not yet treated with FIRDAPSE > 2,900 LEMS undiagnosed patients Making A Meaningful Difference In Patients’ Lives Research indicates that LEMS affects between 3,600 and 5,600 people (U.S.)1 1 Lambert-Eaton Myasthenic Syndrome is Underrecognized in Small Cell Lung Cancer: An Analysis of Real-World Data; presented IASLC 2023 World Conference on Lung Cancer; authors: David Morrell, Benjamin Drapkin, Guy Shechter, Regina Grebla 2 Includes 225 patients now deceased

Multiple Growth Drivers For FIRDAPSE Proven Commercial Execution Amplifying HCP, patient education, and communication programs Expanding disease awareness, including physicians treating LEMS patients with small-cell lung cancer (SCLC) Targeting approach to reach LEMS patients that are comorbid with SCLC Pursuing plans for label dosing expansion Growing intellectual patent estate to enhance the commercial durability 20,000 16,000

Small Cell Lung Cancer Tumor LEMS

Represents a Significant Growth Opportunity

Patient prevalence lung cancer

Small Cell Lung Cancer (SCLC)
(10% - 15% of Lung Cancer – midpoint 12.5%)

Lambert Eaton Myasthenic Syndrome SCLC patients
(~3% of SCLC)



400,000
50,000
1,500

- Many SCLC LEMS patients are undiagnosed with LEMS and are being treated by oncologists
- Oncologists typically refer SCLC patients diagnosed with LEMS to neurologists or neuromuscular specialists
- **~ 1,000 new potential** SCLC LEMS patients each year (*includes diagnosed and undiagnosed*)

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Catalyst pharmaceuticals

Established, First-In-Class Commercial Epilepsy Asset Portfolio Expansion: FYCOMPA® (perampanel) CIII Acquired U.S. rights in Jan 2023 Synergistic product expanding neurology presence Provides substantial revenue addition Compelling product net revenue for Q2 ‘23 FYCOMPA commercial and medical affairs teams onboard and fully engaged in May ‘23 Establishes gateway to expand reach into rare epilepsy or other adjacencies

FYCOMPA® – Epilepsy Franchise First and Only Non-competitive AMPA Receptor Antagonist U.S. approved in 2012* For the treatment of partial-onset seizures with or without secondarily generalized seizures in patients ages ≥ 4 years Adjunctive therapy in the treatment of primary generalized tonic-clonic seizures in patients ages ≥12 years Patent exclusivity until at least May 2025, with possible patent protection into 2026 Specifically Engineered to Block Glutamate Activity at Postsynaptic AMPA Receptors, which are associated with the Generation of Epileptic Activity FYCOMPA has been designated in the U.S. as a federally-controlled substance (CIII). For Full Prescribing Information, including Boxed WARNING for FYCOMPA®, please visit www.fycompa.com.

FYCOMPA – Significant Market Opportunity

Epilepsy - High Unmet Medical Need

Epilepsy is 4th most common neurological disorder after Alzheimer's disease, migraine, and stroke[1]

˜3.5M patients in the U.S. with active epilepsy (~500K children)[2]

~150,000 new patients per year in U.S.[3]

˜30 - 40% of all people with epilepsy still fail to respond to treatment despite the availability of a wide variety of anti-seizure medications

Evolving into a precision medicine composed of a variety of well-defined rare epilepsies of genetic origin

FYCOMPA® (perampanel) CIII

Broad-spectrum efficacy

Well-tolerated, minimal drug-to-drug interactions, and no contraindications

Simple once-a-day dosing

Long half-life, relieving the anxiety of breakthrough seizures if a dose is missed

Retention rate >70% for adult patients

Seizure-freedom rate ˜ 72% when used adjunctively

Most common CNS side effects are dizziness, somnolence, and fatigue

[1]England MJ, Liverman CT, Schultz AM, Strawbridge LM, eds. Epilepsy Across the Spectrum: Promoting Health and Understanding. Washington, DC: National Academies Press (US); 2012. [2]CDC Epilepsy Data and Statistics; Epilepsy Prevalence in the US; [3]Examining the Economic Impact and Implications of Epilepsy, AJMC (US); 2020

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Catalyst pharmaceuticals

Expanded Product Portfolio Growth Sustained Commercial Execution H1 22 vs H1 23 Revenue Performance Forecast 2023 total revenues of between $380M - $390M

If Approved: Expect a commercial launch in Q1 2024 Provides a near-term inflection point for continued growth Adds a therapeutic advancement in the SoC treatment of DMD Addresses an important unmet need for DMD patients Best-in-Class Dissociative Anti-Inflammatory Steroid Asset Portfolio Expansion - Vamorolone FDA Granted Designations: Orphan Drug Fast Track Rare Pediatric Disease PDUFA Date: Oct 26, 2023 Acquired North America* License from Santhera Pharmaceuticals, July 2023 Delivered on strategic portfolio expansion plans with an innovative, synergistic neuromuscular asset A well-established mechanism with a differentiated profile for Duchenne Muscular Dystrophy (“DMD”) Leverages FIRDAPSE franchise expertise and optimize existing capabilities with minimal expansion Potential to deliver meaningful near & long-term value, adding to continued growth momentum *North American territories consist of the U.S., Canada, and Mexico

Vamorolone – Potential Best-In-Class Disassociated Anti-Inflammatory Steroid Currently treated DMD patients receive concomitant steroid treatment DMD patients treated with corticosteroids at some point DMD diagnosis rate; typically occurs at ages 2 - 5 years ~ 95% ˜ 90% ˜ 70% U.S. DMD patient prevalence: ˜ 11,000 to 13,000 Vamorolone - Compelling Safety Profile In clinical studies, vamorolone demonstrated: Proven efficacy, tolerability, safety, and ease of use Equivalent efficacy to prednisone Significant reduction of steroid-associated side effect burden with benefits for bone health, growth, and behavior Address Unmet Need for More Tolerable Steroids Steroids will remain a backbone of DMD therapy and used concomitantly with other treatments

(In $ Millions) FY Dec-19 FY Dec-20 FY Dec-21 Cash & Cash Equivalents 55.2 130.0 171.1 Firdapse 100.8 117.6 138.2 Revenue 101.6 118.3 140.7 Vamorolone Accounting Treatment Q3 2023 & Q4 2023 Q3 2023 $81.6M total transaction costs1 $75M all-cash license cost ˜$6.6M transaction-related costs ˜ $15M strategic equity investment into Santhera Pharmaceuticals (“Santhera”)2 Q4 2023 $36M milestone payment to Santhera & 3rd parties' expense assuming U.S. approval on the PDUFA date3 ˜ $5M Launch preparation SG&A expenses 1 To be expensed in Q3 2023 as a non-recurring (one-time) in-process R&D expense 2 Purchased 1,414,688 shares of Santhera’s common stock at a purchase price of CHF 9.477 per share. Market price will be assessed quarterly, and investment will be marked to market each quarter commencing Q3 2023 3 This payment will be capitalized as an intangible asset and amortized over 42 quarters

Expanding the Global Reach - FIRDAPSE Global Expansion Initiatives Underway Canada Japan *DyDo, our partner in Japan, will submit their NDA for FIRDAPSE (amifampridine) to the Pharmaceuticals and Medical Devices Agency, (“PMDA”). Upon submitting the NDA for FIRDAPSE in Japan, our territorial rights to develop and market FIRDAPSE under the license with SERB expand to include key markets in Asia, as well as Central and South America.

*FIRDAPSE is currently approved in the U.S. for the treatment of LEMS in patients 6 years of age and older

Strategic Growth Initiatives Expand Commercial Footprint Invest in Portfolio Diversification Expand Portfolio in Rare & Orphan Diseases Explore commercial add-on assets both in the US & Globally Synergistic expertise to foster innovations Harness operational capabilities and industry expertise Strong balance sheet reinforces delivering attractive opportunities Well-positioned to achieve long-term growth Seek transformational partnerships to accelerate growth into new therapeutic areas and larger markets Focused on rare neurological and epileptic diseases opportunities Building on the Momentum

Strong Foundation to Deliver Long-Term Growth Achievements Completed the U.S. acquisition of FYCOMPA in Jan 2023 Expanded focus on small-cell lung cancer patients comorbid with LEMS in Q1 23 Completed the seamless U.S. FYCOMPA commercial and MSL team integration in May 2023 Launched Environmental, Social, and Governance “ESG” inaugural report in May 2023 Completed the acquisition of vamorolone in July 2023 Submitted sNDA seeking to increase FIRDAPSE maximum daily dose to 100mg in Q3 23 Upcoming Milestones Anticipate vamorolone approval on the PDUFA date of October 26, 2023 Expect commercial launch of vamorolone in Q1 2024, if approved Expect FIRDAPSE (amifampridine) NDA filing in Japan by YE 2023 Continue to execute strategic initiatives to diversify the neuroscience product portfolio further

Q2 2023 Financial Highlights FY 2023 Total Revenue Guidance of Between $380M - $390M For the Three Months Ended June 30, 2023 2022 % Change Total Net Product Revenues $99.5 $53.0 87.5% FIRDAPSE Net Product Revenues $64.9 $53.0 22.3% FYCOMPA Net Product Revenues $34.6 N/A N/A GAAP Net Income $37.8 $21.6 74.7% Non-GAAP Net Income* $60.4 $30.3 99.2% Earnings per share Diluted – GAAP $0.33 $0.20 67.9% Earnings per share Diluted - Non-GAAP* $0.53 $0.28 91.5% *Non-GAAP financial measures are provided as additional information and not as an alternative to Catalyst's financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures are intended to enhance an overall understanding of Catalyst's current financial performance.

Underscores Successful Execution of Strategic Initiatives  (In $ Millions) FY Dec-19 FY Dec-20 FY Dec-21 Cash & Cash Equivalents 55.2 130.0 171.1 Firdapse 100.8 117.6 138.2 Revenue 101.6 118.3 140.7 Strong Financial Position *Cash as of June 30, 2023.  Post June 30, 2023, $75M for North American license for vamorolone; ˜$15M in equity investment in Santhera; and $10 million payment to Jacobus for previous Ruzurgi acquisition.   (In Millions) Q2 23 Results Cash Position at June 30, 2023* $178.8 Record Net Product Revenue $99.5 FY 2023 Projections Total Net Revenue Estimates $380 - $390 FIRDAPSE Net Product Revenue $250 - $260 FYCOMPA Net Product Revenue $130

Founded 2002 IPO 2006 Market Cap ~ $1.5B as of Aug 4, 2023 Basic Shares Outstanding ~ 106.5M as of August 7, 2023 NASDAQ: CPRX

NASDAQ: CPRX